Exhibit 99.2

Supplemental Operating and Financial Data

For the Period Ended December 31, 2013

*Note: Financial and portfolio information reflects the consolidated operations of the company and excludes unconsolidated entities unless otherwise noted.

Company Overview

Corporate Headquarters	Other Offices
Excel Trust, Inc.	Atlanta, GA	Salt Lake City, UT
17140 Bernardo Center Dr., Ste 300	Dallas, TX	Scottsdale, AZ
San Diego, CA 92128	Orlando, FL	Stockton, CA
Tel: 858-613-1800	Richmond, VA
Email: info@exceltrust.com
Website: www.exceltrust.com

Executives & Senior Management
Gary B. Sabin - Chairman & CEO	Spencer G. Plumb - President & COO
James Y. Nakagawa - CFO, Treasurer	Mark T. Burton - CIO & SVP, Acquisitions
S. Eric Ottesen - SVP, General Counsel	Matthew S. Romney - SVP, Capital Markets

Board of Directors
Gary B. Sabin (Chairman)	Spencer G. Plumb
Mark T. Burton	Bruce G. Blakley
Burland B. East III	Robert E. Parsons, Jr.
Warren R. Staley

Transfer Agent and Registrar	Corporate Counsel
Broadridge Corporate Issuer Solutions, Inc.	Latham & Watkins
PO Box 1342	12636 High Bluff Drive, Suite 400
Brentwood, NY 11717	San Diego, CA 92130
Tel: 877-830-4936	Tel: 858-523-5400
Email: shareholder@broadridge.com
Website: www.broadridge.com

Reported results and other information herein are preliminary and not final until the filing of Excel Trust's report on Form 10-Q or Form 10-K with the Securities and Exchange Commission and, therefore, remain subject to adjustment.

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Excel Trust operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Excel Trust's failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Excel Trust's inability to successfully complete real estate acquisitions or successfully operate acquired properties and Excel Trust's failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Excel Trust's future results, performance or transactions, see the reports filed by Excel Trust with the Securities and Exchange Commission, including its final prospectus relating to its initial public offering, quarterly reports on Form 10-Q and annual report on Form 10-K. Excel Trust disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Property Locations

Greater SF Bay Area
Stockton, CA
Manteca, CA
Tracy, CA
Gilroy, CA
Salt Lake City, UT
St. George, UT
Las Vegas, NV
San Diego, CA
Phoenix, AZ
Southlake, TX
Dallas/Ft. Worth, TX
Rockwall, TX
Ft. Worth, TX
Odessa, TX
Houston, TX
Shippensburg, PA
Washington D.C.
Richmond, VA
Newport, TN
Spring Hill, TN
Simpsonville, SC
Atlanta, GA
Birmingham, AL
Milledgeville, GA
Montgomery, AL
Dothan, AL
St. Marys, GA
Ocala, FL
Orlando, FL
Tampa, FL
Change in Total Population from 2010 to 2020
Greater Than 350,000
Between 100,000-350,000
Less Than 100,00
EXL Properties
Regional Offices

Analyst Coverage

Company	Analyst	Contact

Barclays Capital	Ross Smotrich	(212) 526-2306
	Linda Tsai	(212) 526-9937

Bank of America Merrill Lynch	Craig Schmidt	(646) 855-3640
	Katharine Hutchins	(646) 855-1681

Cantor Fitzgerald	David Toti	(212) 915-1219
	Evan Smith	(212) 915-1220

Hilliard Lyons	Carol Kemple	(502) 588-1839

KeyBanc	Jordan Sadler	(917) 368-2280
	Todd Thomas	(917) 368-2286

Raymond James	Paul D. Puryear	(727) 567-2253
	R.J. Milligan	(727) 567-2660

Sandler O'Neill + Partners	Alexander Goldfarb	(212) 466-7937
	Andrew Schaffer	(212) 466-8062

Stifel, Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

Wells Fargo	Jeff Donnelly	(617) 603-4262
	Tamara Fique	(443) 263-6568

Summary Financial and Portfolio Data (Consolidated)

For the Period Ended December 31, 2013
(Dollars and share data in thousands, except per share data)

Portfoilio Summary
Total Gross Leasable Square Feet (GLA)-Operating Portfolio (1)	6,175,069
Percent Leased-Operating Portfolio	93.7%
Percent Occupied-Operating Portfolio	92.5%
Annualized Base Rent (2)	$88,484
Total no. retail leases signed or renewed	38
Total sq. ft. retail leases signed or renewed	202,513

Financial Results
Net income (loss) attributable to the common stockholders	$(366)
Net income (loss) per diltued share	$(0.01)
Funds from operations (FFO)	$11,255
FFO per diluted share	$0.23
Adjusted funds from operations (AFFO)	$11,446
AFFO per diluted share	$0.23
EBITDA	$19,105

Assets
Gross undepreciated real estate	$1,147,565
Gross undepreciated assets	$1,280,300
Total liabilities to gross undepreciated assets	46.2%
Debt to gross undepreciated assets	41.3%

Capitalization
Common shares outstanding	48,381
OP units oustanding	1,020

Total common shares and OP units	49,401
Closing price at quarter end	$11.39
Equity capitalization	$562,677
Series A convertible preferred shares (at liquidation preference of $25.00 per share)	50,000
Series B preferred shares (at liquidation preference of $25.00 per share)	92,000
Total debt (3)	529,394

Total capitalization	$1,234,071

Debt/total capitalization	42.9%
Debt/EBITDA	6.9

Common Stock Data
Range of closing prices for the quarter	$11.39-12.41
Weighted average common shares outstanding - diluted (EPS)	47,672
Weighted average common shares outstanding - diluted (FFO and AFFO)	48,913
Shares of common stock outstanding	48,381

(1)	Includes retail and office gross leasable area, but excludes gross leasable area from developments under construction and any planned development.

(2)	Annualized Base Rent excludes rental revenue from non-stabilized development properties.

(3)	Excludes debt discount or premium.

Balance Sheets

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
ASSETS:

Property:
Land	$380,366	$355,509	$326,633	$326,669	$320,289
Buildings	642,356	620,840	585,396	585,304	564,352
Site improvements	63,242	60,459	54,165	53,503	51,875
Tenant improvements	54,025	52,254	47,080	45,537	42,903
Construction in progress	7,576	3,297	3,370	3,135	1,709
Less accumulated depreciation	(61,479)	(54,409)	(49,294)	(43,125)	(36,765)

Property, net	1,086,086	1,037,950	967,350	971,023	944,363
Cash and cash equivalents	3,245	3,483	7,199	6,658	5,596
Restricted cash	8,147	41,139	7,193	6,344	5,657
Tenant receivables, net	5,117	3,500	2,798	3,486	5,376
Lease intangibles, net	78,345	80,273	75,059	80,961	85,646
Mortgage loan receivable	-	-	-	-	-
Deferred rent receivable	9,226	8,462	7,911	6,851	5,983
Other assets (1)	20,135	18,944	18,616	18,497	17,618
Real estate held for sale, net of accumulated amortization	-	-	3,226	-	-
Investment in unconsolidated entities	8,520	8,371	8,654	9,021	9,015

Total assets	$1,218,821	$1,202,122	$1,098,006	$1,102,841	$1,079,254

LIABILITIES AND EQUITY:

Liabilities:
Mortgages payable, net	$251,191	$308,365	$301,235	$332,732	$333,935
Notes payable	279,500	193,500	109,000	88,000	75,000
Accounts payable and other liabilities	21,700	25,893	22,016	22,061	25,319
Lease intangibles, net	28,114	27,884	24,444	25,320	26,455
Dividends/distributions payable	10,932	10,684	10,659	10,491	9,773

Total liabilities	591,437	566,326	467,354	478,604	470,482

Equity:
Stockholders’ equity
Preferred stock	136,423	136,423	136,423	136,423	136,423
Common stock	482	480	479	468	448
Additional paid-in capital	460,431	469,034	477,369	474,321	459,151
Cumulative deficit	18,110	15,732	2,249	(1,118)	(1,414)

	615,446	621,669	616,520	610,094	594,608
Accumulated other comprehensive loss	-	(107)	(267)	(415)	(572)

Total stockholders’ equity	615,446	621,562	616,253	609,679	594,036
Non-controlling interests	11,938	14,234	14,399	14,558	14,736

Total equity	627,384	635,796	630,652	624,237	608,772

Total liabilities and equity	$1,218,821	$1,202,122	$1,098,006	$1,102,841	$1,079,254

(1) Other assets is primarily comprised of deposits, notes receivable, prepaid expenses and furniture, fixtures, and equipment

Statements of Operations

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data and dividends per share)

	Three Months Ended December 31, 2013	Three Months Ended December 31, 2012	Twelve Months Ended December 31, 2013	Twelve Months Ended December 31, 2012

Revenues:
Rental revenue	$24,609	$20,354	$92,294	$69,155
Tenant recoveries	4,777	3,538	18,875	13,835
Other income	419	459	1,373	1,431

Total revenues	29,805	24,351	112,542	84,421

Expenses:
Maintenance and repairs	2,089	1,537	7,328	5,557
Real estate taxes	3,444	2,764	12,756	9,693
Management fees	440	313	1,772	851
Other operating expenses	1,487	1,293	6,194	4,028
Changes in fair value of contingent consideration	-	(160)	(1,568)	(281)
General and administrative	3,335	3,641	13,871	13,796
Depreciation and amortization	11,534	10,311	46,146	34,800

Total expenses	22,329	19,699	86,499	68,444

Net operating income	7,476	4,652	26,043	15,977

Interest expense	(5,193)	(4,501)	(18,944)	(15,650)
Interest income	58	48	204	173
Income (loss) from equity in unconsolidated entities	53	-	40	-
Changes in fair value of financial instruments and gain on OP unit redemption	-	418	230	1,530

Net income (loss) from continuing operations	2,394	617	7,573	2,030

Income from discontinued operations before gain on sale of real estate assets	(18)	97	464	135
Gain on sale of real estate assets	81	-	12,055	-

Income from discontinued operations	63	97	12,519	135

Net income (loss)	2,457	714	20,092	2,165
Net (income) loss attributable to non-controlling interests	(79)	4	(568)	18

Net income (loss) attributable to Excel Trust, Inc.	2,378	718	19,524	2,183
Preferred stock dividends	(2,744)	(2,744)	(10,976)	(10,353)

Net income (loss) attributable to the common stockholders	$(366)	$(2,026)	$8,548	$(8,170)

Basic and diluted net income (loss) per share	$(0.01)	$-	$0.17	$-

Weighted-average common shares outstanding - basic and diluted	47,672	-	46,926	-

The notes in the Form 10-Q or 10-K are an integral part of these condensed consolidated financial statements.

Reconciliation of Net Income to EBITDA

(Earnings before Interest, Taxes, Depreciation & Amortization)

Excel Trust, Inc.’s EBITDA and a reconciliation to net income (loss) for the periods presented is as follows:

	Three Months Ended December 31, 2013	Three Months Ended September 30, 2013	Three Months Ended June 30, 2013	Three Months Ended March 31, 2013	Three Months Ended December 31, 2012

Net income attributable to Excel Trust, Inc.	$2,378	$13,483	$3,367	$296	$556

Add:
Interest expense	5,193	4,728	4,517	4,798	4,727
Depreciation and amortization(1)	11,534	11,766	11,149	12,390	10,588

EBITDA	$19,105	$29,977	$19,033	$17,484	$15,871

(1) Total consolidated depreciation and amortization, a portion of which is included in discontinued operations on the statements of operations.

Reconciliation of Net Income to FFO and AFFO

For the Periods Ended December 31, 2013

(In thousands, except per share data)

Excel Trust, Inc.'s FFO and AFFO available to common stockholders and operating partnership unitholders and a reconciliation to net income(loss) for the three and twelve months ended December 31, 2013 and 2012 is as follows:

	Three Months Ended December 31, 2013	Three Months Ended December 31, 2012	Twelve Months Ended December 31, 2013	Twelve Months Ended December 31, 2012

Net income (loss) attributable to the common stockholders	$(366)	$(2,188)	$8,548	$(8,490)

Add:
Non-controlling interests in operating partnership	(7)	(67)	233	(297)
Depreciation and amortization (1)	11,534	10,588	46,839	36,021
Deduct:
Depreciation and amortization related to joint venture (2)	175	237	1,054	72
Gain on sale of real estate assets	(81)	-	(12,055)	-

Funds from operations (3)	$11,255	$8,570	$44,619	$27,306

Adjustments:
Transaction costs	112	387	1,159	1,572
Deferred financing costs	448	457	1,748	1,867
Stock-based and other non-cash compensation expense	583	817	2,291	3,223
Changes in fair value of contingent consideration	-	(160)	(1,568)	(281)
Changes in fair value of financial instruments	-	(418)	(230)	(1,530)
Straight-line effects of lease revenue	(764)	(1,130)	(3,352)	(3,139)
Amortization of above- and below-market leases	213	77	417	65
Non-incremental capital expenditures	(396)	(97)	(973)	(469)
Non-cash expenses (income) related to joint venture	(5)	-	(280)	-

Adjusted funds from operations (3)	$11,446	$8,503	$43,831	$28,614

Weighted average common shares outstanding	47,672	40,830	46,926	34,681
Add (4):
OP units	1,100	1,272	1,198	1,231
Restricted stock	141	254	190	306
Contingent consideration related to business combinations	-	20		73
LTIP restricted stock	-	-	-	-
Common stock issuable upon conversion of preferred stock	-	-	-	-

Weighted average common shares outstanding - diluted (FFO and AFFO)	48,913	42,376	48,314	36,291

Funds from operations per share (diluted) (5)	$0.23	$0.20	$0.92	$0.74
Adjusted funds from operations per share (diluted) (5)	$0.23	$0.20	$0.90	$0.78

Other Information (6):
Leasing commissions paid	$382	$333	$1,748	$755
Tenant improvements paid	$1,065	$1,830	$7,548	$3,270

(1)	Total consolidated depreciation and amortization, a portion of which is included in discontinued operations on the statements of operations (for the three and twelve months ended December 31, 2013 and 2012).

(2)	Includes a reduction for the portion of consolidated depreciation and amortization expense that would be allocable to non-controlling interests in the operating partnership and an increase for the the Company's portion of depreciation and amortization expense related to its investment in the unconsolidated La Costa Town Center and The Fountains at Bay Hill properties.

(3)	FFO and AFFO are described on the Definitions page.

(4)	The three months ended December 31, 2013 and 2012 include 1,241,000 and 1,546,000 OP units, shares of restricted stock and additional common shares contingently issuable related to business combinations, which are considered antidilutive for purposes of calculating diluted earnings per share. The three months ended December 31, 2013 and 2012 also exclude 3,367,200 and 3,333,400 shares of common stock, respectively, potentially issuable pursuant to the conversion feature of the preferred stock based on the "if converted" method. The year ended December 31, 2013 and 2012 include 1,388,000 and 1,610,000 OP units, shares of restricted stock and additional common shares contingently issuable related to business combinations, which are considered antidilutive for purposes of calculating diluted earnings per share. The year ended December 31, 2013 and 2012 also exclude 3,347,661 and 3,333,400, respectively, shares of common stock potentially issuable pursuant to the conversion feature of the preferred stock based on the "if converted" method.

(5)	The calculation of funds from operations per share (diluted) and adjusted funds from operations per share (diluted) for the three months ended December 31, 2013 and 2012 includes a reduction of $107,000 and $114,000, respectively, for dividends paid to shares of restricted common stock in excess of earnings. The calculation of funds from operations per share (diluted) and adjusted funds from operations per share (diluted) for the year ended December 31, 2013 and 2012 includes a reduction of $419,000 and $456,000, respectively, for dividends paid to shares of restricted common stock in excess of earnings.

(6)	Excludes development properties and shell construction costs for value-add opportunities at operating properties.

Debt Summary (Consolidated)

For the Period Ended December 31, 2013

(Dollars in thousands)

		% Total Debt
Fixed Rate Debt(1)	$323,924	61%
Variable Rate Debt(2)	205,470	39%

Total Debt(1)	$529,394	100%
Debt(1)/Gross Undepreciated Assets	41.3%
		% Total Debt
Secured Debt(1)(2)	$249,894	47%
Unsecured Debt	279,500	53%

Total Debt	$529,394	100%
Secured Debt to Gross Undepreciated Assets		19.5%

Maturities by Year-Secured(3)	Amount	% Total Debt		Maturities by Year-Unsecured(3)	Amount	% Total Debt

2014(5)	$91,130	17.2%		2014	$-	0.0%
2015	47,918	9.1%		2015	-	0.0%
2016	2,362	0.4%		2016	-	0.0%
2017	41,431	7.8%		2017	-	0.0%
2018	2,196	0.4%		2018(4)	179,500	33.9%
2019	5,615	1.1%		2019	-	0.0%
2020	37,419	7.1%		2020	75,000	14.2%
2021	628	0.1%		2021	-	0.0%
2022	675	0.1%		2022	-	0.0%
2023	726	0.1%		2023	25,000	4.7%
Beyond 2023	19,794	3.7%		Beyond 2023	-	0.0%

Total	$249,894	47.2%		Total	$279,500	52.8%

Mortgage Notes	Amount	Contractual Interest Rate	Maturity

Edwards Theatres, San Marcos	$11,520	6.7%	Feb-14
Red Rock Commons(5)	13,970	1.7%	Mar-14
Excel Centre	12,018	6.1%	May-14
Merchant Central	4,370	5.9%	Jul-14
Gilroy Crossing	45,836	5.0%	Oct-14
The Promenade	47,957	4.8%	Oct-15
5000 South Hulen	13,421	5.6%	Apr-17
Lake Pleasant Pavilion	27,855	6.1%	Oct-17
Rite Aid, Vestavia	1,015	7.3%	Oct-18
Living Spaces-Promenade	7,075	7.9%	Nov-19
West Broad Village(6)	39,700	3.3%	May-20
Lowe's, Shippensburg	13,157	7.2%	Oct-31
Northside Mall	12,000	0.1%	Nov-35

Total	249,894	4.8%
Debt (discount) or premium	1,297

Mortgage notes, net	$251,191

(1) Amount excludes debt discount or premium.

(2) Includes the Northside Plaza redevelopment revenue bonds to be used for the redevelopment of this property, a construction loan at our Red Rock Commons property, the mortgage note at our Park West Place Property and our unsecured revolving credit facility. The revenue bonds are priced off the SIFMA index and reset weekly (the rate as of December 31, 2013 was 0.10%). The revenue bonds are secured by a $12.1 million letter of credit issued by the Company from the Company’s credit facility. The interest rate on the construction loan bears interest at LIBOR plus 1.45% to 2.05% (rate as of December 31, 2013 was 1.69%).

(3) Includes monthly payments on outstanding principal as well as principal due at maturity.

(4) Reflects the amount outstanding on the unsecured revolving credit facility at quarter end. The credit facility was amended on October 8, 2013, increasing the borrowing capacity to $300.0 million, reducing the interest rate and extending the maturity date to April 6, 2018.

(5) The Red Rock construction loan matures in March 2014, but may be extended for an additional year at the Company's election, through March 2015, after satisfying certain conditions and payment of an extension fee.

(6) The West Broad Village mortgage was refinanced in April 2013 at a fixed rate of 3.3%, which also extended the maturity date through May 2020 (approximately $10.3 million of the outstanding balance at March 31, 2013 was prepaid in connection with the refinancing).

Common and Preferred Stock Data

For the Period Ended December 31, 2013

(In thousands, except per share data)

	Three Months Ended December 31, 2013	Three Months Ended September 30, 2013	Three Months Ended June 30, 2013	Three Months Ended March 31, 2013
Earning per share - share data
Weighted average common shares outstanding - diluted	47,672	47,669	47,150	45,352

Diluted common shares - EPS	47,672	47,669	47,150	45,352

Funds from operations - share data
Weighted average common shares outstanding	47,672	47,497	47,150	45,352
Weighted average OP units outstanding	1,100	1,225	1,225	1,241
Weighted average restricted stock outstanding	141	172	213	234
Dilutive effect of contingent consideration related to business combinations	-	-	-	-
Dilutive effect of LTIP restricted stock outstanding	-	-	-	190

Total potential dilutive common shares	48,913	48,894	48,588	47,017

Total common shares (including restricted stock) outstanding	48,381	48,173	48,026	47,033
Total OP units outstanding	1,020	1,225	1,225	1,225
Total Series A convertible preferred shares oustanding	2,000	2,000	2,000	2,000
Total Series B preferred shares outstanding	3,680	3,680	3,680	3,680

Common share data
High closing share price	$12.41	$13.92	$15.23	$13.82
Low closing share price	$11.39	$11.51	$12.12	$12.34
Average closing share price	$11.82	$12.61	$14.08	$12.89
Closing price at end of period	$11.39	$12.00	$12.81	$13.65
Dividends per share - annualized	$0.70	$0.68	$0.68	$0.68
Dividend yield (based on closing share price at end of period)	6.1%	5.7%	5.3%	5.0%

Dividends per share
Common stock (EXL)	$0.1750	$0.1700	$0.1700	$0.1700
Series A Convertible Perpetual Preferred stock	$0.4375	$0.4375	$0.4375	$0.4375
Series B Preferred stock	$0.5078	$0.5078	$0.5078	$0.5078

Acquisitions & Developments

For the Period Ended December 31, 2013

(Dollars in thousands, except price per square foot)

Acquisition Property Name	City	State	Year Built (1)	Total GLA (2)	Acquisition Date	Price Sq. Ft.	Initial Cost Basis (3)	Major Tenants
Tracy Pavilion	Tracy	CA	2006	162,463	1/24/2013	$189	$30,738	Marshalls, Ross, PetSmart, Staples, Ulta
Stadium Center	Manteca	CA	2006	160,726	7/1/2013	$256	$41,150	Ross, Jo-Ann, Office Max, Old Navy, Costco (non-owned) and Kohl’s (non-owned)
League City Town Center	League City (Houston)	TX	2008	194,736	8/1/2013	$203	$39,500	Ross, TJ Maxx, Michael’s, PetSmart, Staples, SuperTarget (non-owned) and Home Depot (non-owned)
The Promenade - Living Spaces	Scottsdale	CA	1999	133,120	8/27/2013	$120	$16,000	Living Spaces
LA Fitness	San Diego	CA	2006	38,000	10/4/2013	$376	$14,300	LA Fitness
Cedar Square	Duncanville (Dallas)	TX	1978	75,550	11/4/2013	$57	$4,300	Beall’s, Walgreens
Southlake Park Village	Southlake (Dallas)	TX	TBD	186,043	11/18/2013	$87	$16,254	Fresh Market, REI
Centennial Crossroads	Las Vegas	NV	2003	105,415	11/22/2013	$156	$16,400	Vons, Chase Bank

Total				1,056,053		$169	$178,642

Value-add Opportunities	City	State	Estimated Opening Date(4)	GLA to be Constructed	Land(5)	Improvements	Total Carrying Amount(6)	Remaining Estimated Cost to Complete	% GLA Leased / Committed(7)	Major Tenants
Red Rock Commons(8)	St. George	UT	Q2 2014	15,606	$-	$1,464	$1,464	$1,949	66%	Café Rio, Charming Charlies
West Broad Village - Expansion A	Richmond	VA	Q4 2014	10,000	$-	$-	$-	$2,347	100%	Children of America
Park West Place - Expansion A(9)	Stockon	CA	Completed	5,500	$-	$724	$724	$-	100%	Sally Beauty

Total				31,106	$-	$2,188	$2,188	$4,296

Developments Under Construction	City	State	Estimated Opening Date(4)	GLA to be Constructed	Land(5)	Improvements	Total Carrying Amount(6)	Remaining Estimated Cost to Complete	% GLA Leased / Committed(7)	Major Tenants
Chimney Rock - Phase II	Odessa	TX	TBD	149,517	$2,030	$2,685	$4,715	$10,210	47%	Jo-Ann, Aeropostale
Southlake Park Village	Southlake (Dallas)	TX	TBD	186,043	$16,064	$2,638	$18,701	$26,275	50%	Fresh Market, REI

Total				335,560	$18,094	$5,323	$23,416	$36,485

Future Developments / Land	City	State	Estimated GLA to be Constructed / Land	Estimated Start Date	Estimated Project Cost	Projected Use
Plaza at Rockwall - Phase III	Rockwall	TX	22,700	Q4 2013	$2,248	Additional shop space
Park West Place - Expansion B	Stockton	CA	9,700	TBD	NA	Additional shop space
Shops at Foxwood	Ocala	FL	1.0 acres	TBD	NA	Additional land to be sold or developed
Chimney Rock - Phase III	Odessa	TX	4.2 acres	TBD	NA	Additional land to be sold or developed
West Broad Village - Expansion B	Richmond	VA	1.2 acres	TBD	NA	Additional land to be sold or developed
Stadium Center - Expansion	Manteca	CA	2.0 acres	TBD	NA	Additional land to be sold or developed
League City Town Center	League City	TX	0.9 acres	TBD	NA	Additional land to be sold or developed

(1) Year built represents the year in which construction was completed.

(2) Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).

(3) The initial cost basis is subject to change based on the final property valuation and may differ from amounts reported in prior periods.

(4) Opening Date represents the date at which the Company estimates that the majority of the gross leasable area will be open for business. A property is reclassified from development to the operating portfolio at the earlier of (i) 85.0% occupancy or (ii) one year from completion and delivery of the space.

(5) The Company has not allocated a separate value to land parcels at certain properties for developments that represent only a small portion of the overall property.

(6) Total Carrying Amount includes land value (where applicable), whereas Construction In Progress (CIP) values for development properties as listed in the Company’s SEC filings excludes land values.

(7) Includes square footage of buildings leased to tenants (including square footage of buildings on outparcels owned by the Company and ground leased to tenants) as well as signed non-binding letters of intent as of February 2014.

(8) Does not include 5,040 square feet of GLA at Red Rock Commons that was completed and turned over to the tenants in December 2013.

(9) Construction of the 5,500 square feet of GLA at Park West Place was completed and turned over to the tenants in January 2014.

Operating Portfolio Summary (Consolidated)

For the Period Ended December 31, 2013

(Dollars in thousands, except price per square foot)

Property Name	City	State	Year Built(1)	Total GLA(2)	Acquisition Date	Price Sq. Ft.	Initial Cost Basis	Percent Leased 12/31/2013	Percent Leased 9/30/2013	Major Tenants
Operating Portfolio
West Broad Village(3)	Richmond	VA	2009	396,923	10/19/2012	$257	$170,200	78.8%	78.8%	Whole Foods, REI, HomeGoods, Dave & Buster’s, South University
The Promenade(4)	Scottsdale	AZ	1999	566,663	7/11/2011	$222	$126,000	95.3%	94.0%	Nordstrom Rack, Trader Joe’s, OfficeMax, PetSmart, Old Navy, Michael’s, Stein Mart, Cost Plus, Living Spaces, Lowe’s (non-owned)
Park West Place	Stockton	CA	2005	603,564	12/14/2010	$153	$92,500	99.1%	99.6%	Lowe’s, Kohl’s, Sports Authority, Jo-Ann, Ross, PetSmart, Office Depot, Target (non-owned)
Gilroy Crossing	Gilroy	CA	2004	325,431	4/5/2011	$210	$68,400	99.0%	98.7%	Kohl’s, Ross, Michaels, Bed Bath & Beyond, Target (non-owned)
Promenade Corporate Center	Scottsdale	AZ	2004	256,182	1/23/2012	$207	$53,000	84.0%	78.9%	Fitch, Healthcare Trust of America, Regus, Meridian Bank
Plaza at Rockwall	Rockwall	TX	2007/2012	428,461	6/29/2010	$119	$50,800	100.0%	98.4%	Best Buy, Dick’s, Staples, Ulta, JC Penney, Belk, HomeGoods, Jo-Ann
Brandywine Crossing	Brandywine	MD	2009	198,384	10/1/2010	$224	$44,500	96.9%	96.1%	Safeway, Marshalls, Jo-Ann, Target (non-owned), Costco (non-owned)
Lake Pleasant Pavilion	Phoenix (Peoria)	AZ	2007	178,376	5/16/2012	$234	$41,800	90.3%	88.4%	Target (non-owned), Marshalls, Bed Bath & Beyond, BevMo!, Tilly’s, Kirkland’s, The Dress Barn
Stadium Center	Manteca	CA	2006	160,726	7/1/2013	$256	$41,150	96.3%	96.3%	Ross, Jo-Ann, Office Max, Old Navy, Costco (non-owned) and Kohl’s (non-owned)
Dellagio	Orlando	FL	2009	123,198	10/19/2012	$325	$40,100	90.3%	93.3%	Flemings, Fifth Third Bank
League City Town Center	League City (Houston)	TX	2008	194,736	8/1/2013	$203	$39,500	100.0%	100.0%	Ross, TJ Maxx, Michael’s, PetSmart, Staples, SuperTarget (non-owned) and Home Depot (non-owned)
Vestavia Hills City Center	Birmingham (Vestavia Hills)	AL	2002	391,899	8/30/2010	$89	$34,900	83.6%	82.2%	Publix, Dollar Tree, Stein Mart, Rave Motion Pictures
The Crossings of Spring Hill	Nashville (Spring Hill)	TN	2008	219,842	12/19/2011	$141	$31,000	98.0%	98.0%	SuperTarget (non-owned), Kohl’s (non-owned), PetSmart, Ross, Bed Bath & Beyond
Tracy Pavilion	Tracy	CA	2006	162,463	1/24/2013	$189	$30,738	91.4%	91.4%	Marshalls, Ross, PetSmart, Staples, Ulta
Red Rock Commons	St. George	UT	2012	118,593	4//23/2010	$242	$28,700	100.0%	100.0%	Dick’s, PetSmart, Old Navy, Gap Outlet, Ulta
Edwards Theatres	San Diego (San Marcos)	CA	1999	100,551	3/11/2011	$261	$26,200	100.0%	100.0%	Edwards Theatres (a subsidiary of Regal Cinemas)
Rosewick Crossing	La Plata	MD	2008	115,972	10/1/2010	$215	$24,900	80.5%	85.2%	Giant Food, Lowe’s (non-owned)
EastChase Market Center	Montgomery	AL	2008	181,431	2/17/2012	$136	$24,700	98.9%	98.9%	Dick’s, Jo-Ann, Bed Bath & Beyond, Michaels, Old Navy, Costco (non-owned)
Chimney Rock	Odessa	TX	2012	151,339	8/30/2012	$157	$23,800	97.8%	97.8%	Academy Sports, Best Buy, Marshalls, Kirkland’s, Ulta
Excel Centre	San Diego	CA	1999	82,157	4//23/2010	$288	$23,700	90.4%	86.8%	Kaiser Permanente, Excel Trust, UBS
5000 South Hulen	Fort Worth	TX	2005	86,833	5/12/2010	$252	$21,900	94.8%	94.9%	Barnes & Noble, Old Navy
Lowe’s	Shippensburg	PA	2008	171,069	6/22/2010	$103	$17,600	100.0%	100.0%	Lowe’s
Anthem Highlands	Las Vegas (Henderson)	NV	2006	118,763	12/1/2011	$147	$17,500	89.2%	89.2%	Albertsons, CVS, Wells Fargo, Bank of America
Centennial Crossroads	Las Vegas	NV	2003	105,415	11/22/2013	$156	$16,400	88.8%	n/a	Vons, Chase Bank
LA Fitness	San Diego	CA	2006	38,000	10/4/2013	$376	$14,300	100.0%	n/a	LA Fitness
Pavilion Crossing	Brandon	FL	2012	68,400	10/1/2012	$192	$13,100	96.2%	96.2%	Publix
Shops at Foxwood	Ocala	FL	2010	78,660	10/19/2010	$160	$12,600	90.8%	90.8%	Publix, McDonald’s (non-owned)
Northside Plaza	Dothan	AL	2010	171,670	11/15/2010	$70	$12,400	94.8%	94.8%	Publix, Hobby Lobby, Books A Million
Meadow Ridge Plaza	Orlando	FL	2007	45,199	10/19/2012	$215	$9,700	86.1%	88.9%	Fifth Third Bank
Shoppes of Belmere	Orlando	FL	2008	26,502	10/19/2012	$366	$9,700	100.0%	100.0%	CVS
Lake Burden Shoppes	Orlando	FL	2008	20,598	10/19/2012	$413	$8,500	100.0%	100.0%	Walgreens
Five Forks Place	Simpsonville	SC	2002	61,191	4//23/2010	$127	$7,800	98.0%	98.0%	Publix
Mariner’s Point	St. Marys	GA	2001	45,215	7/20/2010	$146	$6,600	91.2%	91.2%	Shoe Show, Super Wal-Mart (non-owned)
Newport Towne Center	Newport	TN	2006	60,100	4//23/2010	$108	$6,500	94.5%	98.0%	Stage Stores (DBA Goody’s), Dollar Tree, Super Wal-Mart (non-owned)
Merchant Central	Milledgeville	GA	2004	45,013	6/30/2010	$136	$6,100	89.2%	89.2%	Dollar Tree, Super Wal-Mart (non-owned)
Cedar Square	Duncanville (Dallas)	TX	1978	75,550	11/4/2013	$57	$4,300	94.7%	n/a	Beall’s, Walgreens
Total Operating Portfolio	Total			6,175,069		$184	$1,201,588	93.7%	93.1%

(1) Year built represents the year in which construction was completed.

(2) Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).

(3) The West Broad Village property is a mixed use shopping center that includes retail, office and 339 apartment units on the upper levels of the shopping center. However, the property’s total GLA listed herein excludes square footage of the apartments. As such, the approximate initial cost basis of the apartments of $68 million has been deducted from the price per square foot calculation.

(4) Includes an additional land parcel acquired in August 2013 with an initial cost basis of approximately $16.0 million.

Summary of Retail Leasing Activity (Consolidated)

For the Period Ended December 31, 2013

	Number of Leases(1)	GLA	Weighted Average- New Lease Rate(2)	Weighted Average- Prior Lease Rate(2)	Percentage Increase or (Decrease)	Tenant Improvement Allowance per Sq. Ft.	Weighted-Average Lease Term (Yrs.)

Comparable Leases
New leases(3)	4	10,753	$24.09	$19.05	26.5%	$1.99	8.6
Renewals/Options	27	174,547	16.82	16.26	3.4%	0.06	4.6

Total: Comparable Leases	31	185,300	$17.24	$16.42	5.0%	$0.17	4.9

Non-Comparable Leases
Operating portfolio	7	17,213	$20.25	n/a	n/a	$14.65	4.7
Development	-	-	-	n/a	n/a	-	-

Total: Non-Comparable Leases	7	17,213	$20.25	n/a	n/a	$14.65	4.7

Total Leasing Activity	38	202,513	$17.49	n/a	n/a	$1.40	4.8

(1) Excludes month-to-month leases and leases involving office GLA.

(2) Lease rate represents final cash rent from the previous lease and the intial cash rent from the new lease and excludes the impact of changes in lease rates during the term.

(3) Represents leases signed on spaces for which there was a tenant within the last 12 months. Excludes leases signed at development properties.

Same Property Analysis

For the Periods Ended December 31, 2013

(In thousands, except per share amounts)

	Three Months Ended December 31, 2013	Three Months Ended December 31, 2012	Percentage Change	Twelve Months Ended December 31, 2013	Twelve Months Ended December 31, 2012	Percentage Change
Same Property Portfolio (1)

Number of properties	24	24		19	19
Rentable square feet	4,624,239	4,624,239		3,551,192	3,551,192
Percent leased	94.6%	93.9%	0.7%	95.0%	94.6%	0.4%

Percentage of total operating portfolio	74.9%	84.6%		57.5%	65.0%

Total revenues	$20,773	$20,120	3.2%	$67,806	$66,631	1.8%

Total expenses	5,487	5,333	2.9%	16,947	16,376	3.5%

Same property - net operating income (GAAP basis)	$15,286	$14,787	3.4%	$50,859	$50,255	1.2%

Less: straight line rents, fair-value lease revenue, lease incentive revenue	(285)	(660)	-56.8%	(778)	(1,753)	-55.6%
Same property - net operating income (cash basis)	$15,001	$14,127	6.2%	$50,081	$48,502	3.3%

(1)	Includes all properties purchased prior to October 1, 2012, including the Plaza at Rockwall property (a portion of which was under development through Q2 2012) for the three months ended December 31, 2013. Includes all properties purchased prior to January 1, 2012, for the year ended December 31, 2013. Excludes adjustments relating to prior year reimbursements. Also excludes our La Costa Town Center property, which was contributed to a joint venture in September 2012.

Major Tenants By GLA (Consolidated)

For the Period Ended December 31, 2013

(Dollars in thousands, except rent per square foot)

Total GLA-Operating Portfolio(1)			6,175,069

	Tenants	# Stores	Square Feet	% of Total GLA

1	Lowe’s	2	325,863	5.3%
2	Publix	5	245,351	4.0%
3	Ross Dress For Less	7	201,168	3.3%
4	TJX Companies	7	194,207	3.1%
5	Kohl’s	2	176,656	2.9%
6	Dick’s Sporting Goods	3	140,018	2.3%
7	Jo-Ann	6	139,922	2.3%
8	Living Spaces(2)	1	133,120	2.2%
9	Bed Bath & Beyond	5	131,864	2.1%
10	PetSmart	7	131,691	2.1%

	Total Top 10 GLA	45	1,819,860	29.5%

Major Tenants By ABR (Consolidated)

Annualized Base Rent-Operating Portfolio (3)					$ 88,484

	Tenants	# Stores	Square Feet	Rent Per Sq. Ft.	ABR	% ABR

1	Publix	5	245,351	$11.15	$2,734	3.1%
2	Ross Dress For Less	7	201,168	$11.35	$2,283	2.6%
3	Lowe’s	2	325,863	$6.74	$2,195	2.5%
4	Edwards Theatres (Regal Cinemas)	1	100,551	$21.72	$2,184	2.5%
5	TJX Companies	7	194,207	$10.28	$1,997	2.3%
6	PetSmart	7	131,691	$14.66	$1,931	2.2%
7	Dick’s Sporting Goods	3	140,018	$12.69	$1,776	2.0%
8	Kaiser Permanente	1	38,432	$42.99	$1,652	1.9%
9	Jo-Ann	6	139,922	$11.37	$1,591	1.8%
10	Ulta	7	72,236	$20.11	$1,453	1.6%
	Total Top 10 Annualized Rent	46	1,589,439	$12.45	$19,796	22.4%

(1) Includes gross leasable area associated with buildings on ground lease.

(2) Living Spaces is sub-leasing the building from Sears.

(3) Annualized Base Rent does not include rental revenue from multi-family properties and is further described on the Definitions page.

Expiration Schedule (Consolidated)

For the Period Ended December 31, 2013

(Dollars in thousands, except rent per square foot)	12/31/2013	9/30/2013

Total GLA - Operating Portfolio	6,175,069	5,956,824
Total GLA Occupied - Operating Portfolio	5,711,999	5,492,013

% Occupied	92.5%	92.2%

Total GLA - Operating Portfolio	6,175,069	5,956,824
Total GLA Leased - Operating Portfolio	5,783,205	5,554,498

% Leased	93.7%	93.2%

Retail GLA - Operating Portfolio(1)	5,836,730	5,618,485
Retail GLA Occupied - Operating Portfolio	5,435,638	5,218,600

% Occupied	93.1%	92.9%

Retail GLA - Operating Portfolio(1)	5,836,730	5,618,485
Retail GLA Leased - Operating Portfolio	5,493,844	5,281,085

% Leased	94.1%	94.0%

Total Retail Anchor GLA % Leased - Operating Portfolio(5)	99.1%	99.1%
Total Retail Inline GLA % Leased - Operating Portfolio	84.9%	84.3%

Same Property GLA % Leased (Sequential) - Operating Portfolio(2)	93.7%	93.2%

	Occupied Retail GLA	% of Occupied Retail GLA	Total Occupied Retail ABR	% of Total Occupied Retail ABR
Occupied Retail Anchor GLA(3)	3,722,149	68.5%	$43,035	52.3%
Occupied Retail Inline GLA(3)	1,713,489	31.5%	39,185	47.7%

Total Occupied Retail GLA	5,435,638	100.0%	$82,220	100.0%

Year		Anchor GLA Expiring	% of Total Occupied Retail GLA	Anchor Rent Per Sq. Ft.	Inline GLA Expiring	% of Total Occupied Retail GLA	Inline Rent Per Sq. Ft.	Total Occupied Retail GLA Expiring	% of Total Occupied Retail GLA	Total Occupied Retail ABR Expiring	% of Total Retail ABR	Average Rent Per Sq. Ft.

2014	(4)	59,903	1.1%	$15.89	236,496	4.4%	$20.30	296,399	5.5%	$5,754	7.0%	$19.41
2015		399,986	7.4%	$13.56	235,073	4.3%	$22.69	635,059	11.7%	$10,759	13.1%	16.94
2016		184,021	3.4%	$10.00	222,476	4.1%	$23.78	406,497	7.5%	$7,132	8.7%	17.55
2017		51,839	1.0%	$14.21	225,584	4.2%	$22.90	277,423	5.1%	$5,903	7.2%	21.28
2018		318,514	5.9%	$14.01	228,651	4.2%	$20.20	547,165	10.1%	$9,080	11.0%	16.59
2019		526,091	9.7%	$13.64	153,449	2.8%	$21.32	679,540	12.5%	$10,450	12.7%	15.38
2020		223,075	4.1%	$17.24	80,021	1.5%	$25.23	303,096	5.6%	$5,866	7.1%	19.35
2021		134,163	2.5%	$10.60	74,295	1.4%	$20.01	208,458	3.8%	$2,908	3.5%	13.95
2022		312,047	5.7%	$12.49	53,556	1.0%	$20.13	365,603	6.7%	$4,976	6.1%	13.61
Beyond 2022		1,512,510	27.8%	$8.78	203,888	3.8%	$30.01	1,716,398	31.6%	$19,392	23.6%	11.30

Total		3,722,149	68.5%	$11.56	1,713,489	31.5%	$22.87	5,435,638	100.0%	$82,220	100.0%	$15.13

(1) Retail figures exclude the Excel Centre and Promenade Corporate Center office properties.

(2) Same property GLA percent leased (sequential) excludes any properties that were reclassified to the operating portfolio, acquired, or disposed of during the quarter.

(3) Anchor Tenants and Inline Tenants are described on the Definitions page.

(4) Includes month-to-month leases and ground leases, but excludes percentage rent.

(5) 10,000 square feet which was previously considered inline space was reclassified as anchor space for the third quarter of 2013.

Unconsolidated Investments

For the Period Ended December 31, 2013

(Dollars in thousands)

						Financial Information			Leasing Information
Investment Partner	Formation/Acquisition Date	Property	City	State	Total GLA(1)	Total Assets	Total Debt	Ownership Interest	Percent Leased	ABR

GEM	September 7, 2012	La Costa Town Center	Carlsbad	CA	121,165	$25,706	$14,100	20%	43.2%	$1,193
MDC	October 19, 2012	The Fountains at Bay Hill	Orlando	FL	103,767	$39,906	$23,423	50%	100.0%	$3,007

(1) Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).

Summary Financial Information:

Balance Sheet	December 31, 2013	Company Pro Rata	December 31, 2012	Company Pro Rata
Assets:
Investments in Real Estate	$60,391	$23,187	$61,156	$23,553
Cash & cash equivalents	277	136	224	111
Other assets	4,944	1,773	6,756	2,500

Total assets	$65,612	$25,096	$68,136	$26,164

Liabilities and members’ equity:
Mortgage notes payable and secured loan	$37,523	$14,532	$37,962	$14,751
Other liabilities	10,236	5,008	12,300	5,566
Members’ equity	17,853	5,556	17,874	5,847

Total liabilities and equity	$65,612	$25,096	$68,136	$26,164

Company’s investment in unconsolidated entities		$8,520		$8,371

Income Statement(2)	Three Months Ended December 31, 2013	Company Pro Rata	Twelve Months Ended December 31, 2013	Company Pro Rata
Total revenues	$1,323	$562	$6,837	$2,514

Expenses:
Property operating expenses	344	118	1,311	445
General and administrative	10	2	505	105
Depreciation and amortization	610	233	3,608	1,287

Total expenses	964	353	5,424	1,837

Interest expense	(483)	(156)	(1,937)	(637)

Net income (loss)	$(124)	$53	$(524)	$40

Company’s loss from equity in unconsolidated entities		$53		$40

(2) Represents results since the formation of the La Costa joint-venture partnership on September 7, 2012 and the purchase of the Fountains at Bay Hill property on October 19, 2012.

Unconsolidated Debt:

La Costa Town Center	December 31, 2013
Proportionate share of debt:	$2,820
Maturity date:	October 1, 2014
Current interest rate:	5.9%

Fountains at Bay Hill:	December 31, 2013
Proportionate share of debt:	$11,712
Maturity date:	April 2, 2015
Current interest rate:	3.4%

Definitions

Adjusted Funds From Operations (AFFO): Adjusted Funds From Operations (AFFO) is a non-GAAP financial measure we believe is a useful supplemental measure of our performance. We compute AFFO by adding to FFO the non-cash compensation expense, amortization of prepaid financing costs and non-recurring transaction costs, and other one-time items, then subtracting straight-line rents, amortization of above and below market leases and non-incremental capital expenditures. Our computation may differ from the methodology for calculating AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Anchor Tenant: A tenant who occupies 10,000 square feet or more.

Annualized Base Rent: Annualized Base Rent is obtained by annualizing the cash rental rate (excluding reimbursements and percentage rent) for the final month of a reporting period. Annualized Base Rent does not include rental revenue from multi-family properties.

EBITDA: Earnings (excluding preferred stock dividends) before interest, taxes, depreciation and amortization.

Funds From Operations (FFO): Excel Trust considers FFO an important supplemental measure of its operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year-over-year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income.

Excel Trust computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT. As defined by NAREIT, FFO represents net income (loss) (computed in accordance with generally accepted accounting principles, or GAAP), excluding real estate-related depreciation and amortization, impairment charges and net gains (losses) on the disposition of real estate assets and after adjustments for unconsolidated partnerships and joint ventures. Excel Trust’s computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) replacement or expansion, debt (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Inline Tenant: Any tenant who does not qualify as an anchor tenant.

Leased: A space is considered leased when both Excel Trust and the tenant have executed the lease agreement.

Occupied: A space is considered occupied when the tenant has access to the space and revenue recognition has commenced (includes month-to-month tenants). If a tenant has vacated a space and Excel Trust has agreed to terminate the lease, the space is considered unoccupied as of the date of execution of the amended lease agreement.